                                PB SERIES TRUST

                                     ANNUAL
                                     REPORT

                               DECEMBER 31, 1997

   PB Series Trust
   Annual Report
   For the Period Ending December 31, 1997

                                 Table of Contents

Contract Owners Letter..................................      1

Management's Discussion and Analysis....................      2

PB Series Trust Financial Statements

      Report of Independent Auditors....................     16

      Schedule of Investments...........................     17

      Statements of Assets and Liabilities..............     28

      Statements of Operations..........................     30

      Statements of Changes in Net Assets...............     32

      Financial Highlights..............................     34

      Notes to Financial Statements.....................     37

      Trustees and Executive Officers...................   Inside
                                                            Back
                                                            Cover

                             CONTRACT OWNERS LETTER

Dear Contract Owners:

As President of the PB Series Trust, I am pleased to bring you performance, market and portfolio activity information on the portfolios of the PB Series Trust ("Portfolios") for the fiscal year ended December 31, 1997.

The PGA Retirement Annuity represents a variety of Investment Managers and a diverse choice of investment disciplines with distinctly different management styles. Under the direction of the PB Series Trust Board of Trustees and the Investment Managers, the Portfolios delivered competitive returns while providing its shareholders with a quality portfolio of investments.

The following pages include a section authored by the Investment Managers for each Portfolio. Their discussions review portfolio management strategies and performance for the period ended December 31, 1997 and provide an outlook for the investment environment for 1998.

My sincere thanks for your continued support of the PGA Retirement Annuity and the PB Series Trust. If you should have any comments, please do not hesitate to contact us.

Sincerely,

        [LOGO]

Thomas J. Hartlage
President

February 6, 1998

MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1997

PB SERIES TRUST INVESTMENT PORTFOLIOS
PORTFOLIOS MANAGED BY ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C.

The PB Series Trust Investment Portfolios ("Portfolios") began operation on May 9, 1997. These Portfolios are designed for long-term investors who seek a diversified portfolio of high-quality securities with a targeted level of risk.

Five separate Portfolios make up the series. Each Portfolio invests in two or more of the following investment classes: US money market securities, US bonds, US common stocks, and international stocks. A Portfolio's exposure to each investment class is carefully set to reflect the risk characteristics appropriate for that particular Portfolio.

Risk is defined as the possibility of loss. In general the lower the risk of an investment, the lower the potential return. The higher the risk of an investment, the higher the potential return. Money-market investments are usually considered lower risk, lower-return investments, while common stocks are considered higher risk, higher-return investments.

Atlanta Capital Management Company, L.L.C. manages investment portfolios of US bonds and US stocks for the Portfolios. US bonds are managed in the PB Series Trust Fixed Income Fund, an intermediate-maturity bond fund of investment grade issues. US stocks are managed in the PB Series Trust High Quality Stock Fund, a widely diversified portfolio of high-quality US stocks in all capitalization ranges.

Blairlogie Capital Management of Scotland manages the international-stock portfolio for the Portfolios with the PB Series Trust International Active Fund. Federated Investment Counseling of Pittsburgh, Pennsylvania manages the money-market portfolio for the Portfolio with the PB Series Trust Money Market Fund.

The Capital Preservation Portfolio is the most conservative and the least risky of the five Portfolios. Its current investment allocation is 50% money-market securities and 50% of US bonds. This Portfolio generated a total return (income plus price change) of 4.92% after fees and expenses (net of fees) compared with 5.09% of Composite Index (50% Lehman Brothers Intermediate Aggregate Index, 50% of U.S. Treasury Bill Index) from inception through December 31, 1997. This compares with returns of 3.52% for US Treasury bills over the same period. For the three months ending 12/31/97, the portfolio returned 1.79%, compared with 1.25% for Treasury bills. Rising bond prices during the latter half of the year helped boost the portfolio's return above prevailing money-market securities, which normally do not fluctuate in price.

The Income Oriented Portfolio is a moderate-risk portfolio designed to produce an attractive level of current income with moderate prospects for growth. Its current investment allocation is 28% US common stocks, 7% international stocks, 50% US bonds, and 15% money market securities. The Portfolio generated a total return of 8.84% net of fees compared with 9.28% of Composite Index (50% Lehman Brothers Intermediate Aggregate Index, 15% of U.S. Treasury Bill Index, 7% Morgan Stanley Capital International (MSCI) Europe, Australia and Far East
(EAFE) Index, 28% Russell 3000 Index) from inception through December 31, 1997. This compared with 20.38% for US stocks as measured by the Russell 3000 stock index, and 6.67% for US bonds as measured by Lehman Intermediate Aggregate Bond index. For the three months ending 12/31/97, the Portfolio returned 2.07%, compared with 2.25% for the Russell 3000 and 2.22% for the Lehman Intermediate Aggregate. International stocks as measured by the MSCI EAFE stock index declined during this reporting period and modestly detracted from the performance of the portfolio.

The Growth & Income Portfolio is a moderate-risk fund designed to provide a balance between current income and growth. Its current investment allocation is 40% US stocks, 10% international stocks, 40% US bonds, and 10% money market securities. The Portfolio generated a total return of 10.25% net of fees compared with 10.74% of Composite Index (40% Lehman Brothers Intermediate Aggregate Index, 10% of

U.S. Treasury Bill Index, 10% MSCI EAFE Index, 40% Russell 3000 Index) from inception through December 31, 1997. For the three months ending 12/31/97, the portfolio returned 2.06%.

The Capital Growth Portfolio is a more aggressive, less conservative portfolio with an emphasis on growth of capital. Its current investment allocation is 60% US stocks, 15% International stocks, and 25% US bonds. The Portfolio generated a total return of 12.67% net of fees compared with 13.21% of Composite Index (25% Lehman Brothers Intermediate Aggregate Index, 15% MSCI EAFE Index, 60% Russell 3000 Index) from inception through December 31, 1997. For the three months ending 12/31/97, the portfolio returned 2.06%.

The Maximum Appreciation Portfolio is the most aggressive, least conservative portfolio in the five Portfolios. Its current investment allocation is 80% US stocks and 20% international stocks. The Portfolio generated a total return of 14.82% net of fees compared with 15.32% of Composite Index (20% MSCI EAFE Index, 80% Russell 3000 Index) from inception through December 31, 1997. For the three months ending 12/31/97, the Portfolio returned 1.95%.

PERFORMANCE ATTRIBUTION

The year 1997 was characterized by strong economic growth and low inflation, a near perfect environment for investors. US stocks turned in their third consecutive "20% plus" year of returns, an unprecedented string of strong performances. US bond prices rose sharply in their second half of the year as inflation remained benign and an economic crisis erupted in Asia. The Asian financial crisis gave investors conviction that the Federal Reserve would not raise short-term interest rates anytime soon. Moreover, the crisis seemed to cause a "flight to quality" which benefited many of the fixed income securities held in the Portfolios.

OUTLOOK

Looking ahead, it is doubtful that many investors will enjoy the same level of return in 1998 that they enjoyed in 1997. Asia accounts for about one-third of world economic activity. Problems in Asia coupled with tight labor markets here in the US suggest slower-profit growth for US corporations, particularly large-capitalization multi-nationals. We believe US stock investors should expect more modest returns in 1998 than in 1997. International stock investors, on the other hand, could enjoy more favorable returns, relative to US stock investors in 1998. International stocks as measured by EAFE stock index significantly underperformed the US stock market in 1997, and indeed, the past seven years. Now many foreign countries are making much needed US style financial and economic reforms. This bodes well for many depressed foreign stock markets.

HIGH QUALITY STOCK FUND
FUND MANAGED BY ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C.

The fourth quarter of 1997 produced mixed results for most US equity investors as concerns about the worsening economic crisis in Asia dominated the investment news. Large capitalization stocks represented by the Standard & Poors 500 (S&P) stock index posted a respectable 2.87% total return for the three months ending December 31, 1997. Smaller capitalization stocks, however, were generally lower during the quarter. The Wilshire 750, a medium-cap stock index, posted a -1.91% return over the final three months of 1997 while the Russell 2000 small-cap index recorded a -3.35% return.

Against a backdrop of uneven results for the broad market of US stocks, the PB Series Trust High Quality Stock Fund posted strong results for the three months ending December 31, 1997. The Fund's total return was 3.82% net of fees, compared with a return of 2.35% for the Russell 3000 stock index, the performance benchmark for the Fund. The Fund's return was 3.97% before investment management fees and operating expenses (gross of fees) for the fourth quarter. This performance ranked the Fund in the top 12% of Lipper Growth and Income-Equity Fund Universe.

From the inception date of the Fund (May 9, 1997) through year-end, the Fund posted a total return of 19.72% net of fees (20.42% gross of fees), in line with the Russell 3000's return of 20.38%. The total return calculated is after investment advisory fees of .65% annually and operating expenses which are capped at .25% annually and after all brokerage commissions. The Fund's total returns are based on a net asset value of $11.74 on

December 31, 1997 and $10.00 per share on May 9, 1997, adjusted for the distribution of $0.22 per share of net investment income and net realized gains.

PERFORMANCE ATTRIBUTION

The favorable relative performance of the Fund during the fourth quarter of 1997 was due to good stock selection. At December 31, 1997, the Fund was comprised of 51% large-capitalization stocks, 19% medium-cap stocks, 29% small-cap stocks and 1% cash equivalents. During the fourth quarter, each of the three capitalization components of the Fund outperformed its respective benchmark index. A key reason for good stock selection was the Fund's emphasis on high-quality securities. Each stock in the Fund has an S&P Equity Quality Ranking of B+ or better. Such stocks have superior long-term records of earnings and dividend growth. During periods of financial crisis, like we witnessed in Asia recently, investors often gravitate to higher-quality, more liquid securities. This was certainly the case in the final months of 1997.

The Fund continues to maintain a significant over-weighting in small- and medium-capitalization stocks relative to its benchmark, the Russell 3000. The Fund contains approximately 50% large-cap issues and small-and medium-cap issues. This contrasts with an approximate 78% large-cap weighting and an approximate 11% weighting for both small- and medium-cap issues in the Russell 3000. We continue to find better values among the smaller-capitalization stocks than the larger-capitalization stocks.

OUTLOOK

Looking ahead through 1998, US economic growth is likely to slow given the turmoil in Asia, which represents about one-third of world economic activity. Slower economic growth means slower profit growth and continued low inflation. The outlook for profits is even more clouded considering the fact that many companies are experiencing renewed labor cost pressures at a time when they find it difficult to raise prices. With corporate profits under intensifying pressure and equity valuations at or near record highs, we remain cautious on the outlook for stocks.

FIXED INCOME FUND
FUND MANAGED BY ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C.

The fourth quarter of 1997 was a good quarter for intermediate term bond portfolios. Spurred by continued low inflation, and the growing concern that the Asian financial crisis would eventually impede economic growth, both at home and abroad, bond prices climbed higher bringing yields to their lowest levels of the year. The quarter saw interest rates on the two-year Treasury note fall 0.14% to 5.64% while rates on five-year Treasury securities fell 0.28% to 5.71%. Since September 30, the bellwether thirty-year Treasury bond fell 0.48% in yield to close the year at 5.92%.

For the three months ending December 31, 1997, the PB Series Fixed Income Fund's total return was 2.36% net of fees and 2.60% gross of fees. The Fund's benchmark, the Lehman Brothers Intermediate Aggregate Index, returned 2.22% for the quarter. From the inception date of the Fund (May 9, 1997) through year-end, the Fund's total return was 6.30% net of fees (6.96% gross of fees) in line with the benchmark index 6.67%.

PERFORMANCE ATTRIBUTION

The principal reason for the Fund's outperformance for both the quarter and since inception periods is that the Fund's modified duration averaged 10-20% longer than that of the benchmark in a falling rate environment. (Modified duration is a measure of an investment's price sensitivity to interest rate changes. For example, a portfolio with a 3.5 year modified duration will increase in value by 3.5% if interest rates fall by 1%.) This longer duration reflected Atlanta Capital's expectations for slower economic growth and a stable price environment, the sum of which created a positive environment for bonds. On December 31, 1997, the Fund's modified duration was 3.5 years.

Atlanta Capital utilizes Treasuries, Agencies, collateralized mortgage obligations (CMOs), asset backed securities (ABSs) and corporate bond securities in its fixed income investment portfolios. Since the Fund's inception, CMOs, ABSs and corporate bonds have offered only modest yield premiums over Treasury securities relative to their long run averages. Therefore, we have concentrated the Fund in Treasuries and Agencies augmenting this government position with selective purchases of short CMO issues. We will continue to monitor the CMO, ABS and corporate markets for opportunities to swap into higher yielding securities while keeping historical valuations in mind.

OUTLOOK

Going forward, our outlook for fixed income investments remains favorable. The forces at work that have acted to drive interest rates lower remain in place. Technology driven gains in productivity resulting from increases in capital spending and fierce competition on a global basis, bolstered by a strong US dollar, will continue to curb inflation. Furthermore, the downward pressure on US exports resulting from decreased demand in the Asian markets, along with increased competition form imports, will act to restrain domestic economic growth. In this environment, we will maintain the Fund's duration longer than its benchmark.

INTERNATIONAL ACTIVE FUND
FUND MANAGED BY BLAIRLOGIE CAPITAL MANAGEMENT

Overall 1997 was a good year, The EAFE index rose 2.1%, and it was another banner year for the U.S. equity market as evidenced by the S&P 500 rising 31%. Switzerland was the best performing developed market up 44.8% and there was a handful of outstanding emerging markets: Turkey 118%, Russia 112% and Hungary 95.2%. There was also solid improvement in Latin America: perhaps a herald of better things to come once the financial tornadoes have blown out in Asia.

1997 was a year of regional dichotomies as Europe ended a strong rally with a 22% gain while Asia deteriorated by 26%. Europe's strength came from European Monetary Unit convergence of interest rates, corporate restructuring, controlled inflation and a strong US Dollar which helps to re-liquify foreign corporations with US earnings. Asia's unraveling began with Thailand and Malaysia removing their pegs to the US Dollar causing local financial turmoil. But when Korea's economic demise ensued following the Won's fall, the significance of this event was felt globally. Right through year end international markets continued their pronounced divergence with Europe again outstripping Asia by a huge margin. During the fourth quarter MSCI Europe was 0.1% higher while MSCI Far East plummeted 21%.

Latin America had a very solid 1997 as all markets were up in double digits except Chile, which only rose 5.5%. There was some emerging market contagion from the Far East which hit some markets in the fourth quarter, but the region was relatively stable and has very sound fundamentals.

South Africa fell 8.2% in 1997 where deflationary forces led to weak gold and metal prices which were the primary drag on the market.

PERFORMANCE ATTRIBUTION

Our strategy of being overweight in Continental Europe at the expense of a large below-index position in the Far East paid off handsomely. This benefit was compounded by the above average cash position which we carried through the second half of 1997.

There was no hiding place in Asia where every country suffered from collapsing currencies and stock markets. Our view on many Asian markets turned negative as earnings downgrades began to appear in our country model in August. This combined with the contagion effect of currency weakness, a rapidly deteriorating outlook for growth and a rising number of bankruptcies caused us to slash our Asian ex-Japan exposure to zero early in October. Japan, already having debt problems of its own, is unable to escape further adversity from its Asian trading partners, therefore we trimmed our underweight position further.

In Europe the common pattern of reasonable valuations, strong earnings surprises and neutral-to-loose money policies have us continuing to build our overweight position in Continental Europe while staying well below index weight in the UK. This is likely to be the case until we decide to reinvest in Asia.

OUTLOOK

The recent weakness in global equities has undoubtedly taken the froth from the stock prices which generally have shifted from being expensive to fair value (with exception of the US).

We see good value in France, Italy, Ireland and Finland in the developed markets. Portugal, Hungary and Chile look good in the emerging area. One key question for 1998 is the point of inflection for Asia. While most Asian markets and economies still look dire, there should be opportunities to trade profitably from very depressed bases. But there remains the possibility of a protracted bust like Japan's since 1990, so we will continue to approach Asia with extreme caution.

Looking across asset classes, emerging markets have been hardest hit, almost indiscriminately in the latter part of the year. Our models indicate that as a group they offer the most exciting prospects for 1998 but will continue to be highly leveraged to the mood swings of investors in the near term.

MONEY MARKET FUND
FUND MANAGED BY FEDERATED INVESTMENT COUNSELING

PB Series Trust Money Market Fund invests exclusively in short-term debt instruments. The average maturity of these securities, computed on a dollar weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

Growth during 1997 continued at an above-average pace, but slow moderately as the year progressed. Specifically, first quarter GDP registered at 4.9% while second quarter declined to 3.3% and third quarter decreased slightly more to 3.1%. Despite the high growth, though, inflation remained subdued by all measures. The consumer price index rose just 1.7% for the 12 months ending December 31, 1997. For the same time period, the producer price index actually declined 1.3%, due mostly to a decline in energy prices, while the employment cost index grew an annualized 3.3% pace through the third quarter.

Thirty day commercial paper started the period at 5.58% on January 1, 1997, and then fell back in January and February with 30-day commercial paper reaching a low 5.26% on February 21, 1997. Rates rose dramatically in late March and early April to 5.60% reflecting the 0.25% hike in the Federal Funds rate. They hovered near this same level until December 1997 when year-end technical pressures pushed the rate as high as 5.98% before subsiding slightly to end the year at 5.77%.

The money market yield curve steepened slightly throughout the time period. One month commercial paper rates rose 0.19% while six month rates rose 0.25% reflecting the concern in the market about the more rapid economic growth.

The target average maturity range for the Fund remained at 35-45 days throughout the time period, reflecting neutral economic and monetary sentiment. Given the seed money nature of the Fund's current asset base, however, the actual average maturity has been much lower. In structuring the Fund, there is continued emphasis placed on positioning 30-35% of the Fund's core assets in variable rate demand notes and accomplishing a modest barbell structure.

PERFORMANCE GRAPHS

The following graphs illustrate the change of a $10,000 investment in each of the Portfolios and Funds in comparison to its respective market indices. The chart assumes that an investor starts with $10,000 and shows the changes in that investment from May 9, 1997 (commencement of operations) to December 31, 1997.

                             COMPARISON OF $10,000
              CAPITAL PRESERVATION PORTFOLIO VS. COMPOSITE INDEX+
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       5/9/97     5/31/97    6/30/97    7/31/97    8/31/97    9/30/97   10/31/97   11/30/97   12/31/97
Capital Preservation    $10,000    $10,020    $10,105    $10,239    $10,234    $10,307    $10,386    $10,420    $10,492
Composite Index         $10,000    $10,046    $10,116    $10,240    $10,241    $10,330    $10,408    $10,441    $10,509

TOTAL RETURN SINCE INCEPTION *

Capital Preservation
 Portfolio                      4.92%

Composite Index                 5.09%

+50% Lehman Brothers Intermediate Aggregate Index, 50% of U.S. Treasury Bill Index.

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1997. Results represent past performance and do not indicated future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                 INCOME ORIENTED PORTFOLIO VS. COMPOSITE INDEX+
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    5/9/97     5/31/97    6/30/97    7/31/97    8/31/97    9/30/97   10/31/97   11/30/97   12/31/97
Income Oriented      $10,000    $10,060    $10,230    $10,540    $10,388    $10,663    $10,618    $10,720    $10,884
Composite Index      $10,000    $10,124    $10,337    $10,686    $10,494    $10,773    $10,680    $10,808    $10,928

TOTAL RETURN SINCE INCEPTION *

Income Oriented
 Portfolio                   8.84%

Composite Index              9.28%

+50% Lehman Brothers Intermediate Aggregate Index, 15% of U.S. Treasury Bill Index,

7% MSCI EAFE Index, 28% Russell 3000 Index.

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1997. Results represent past performance and do not indicated future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                 GROWTH & INCOME PORTFOLIO VS. COMPOSITE INDEX+
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     5/9/97     5/31/97    6/30/97    7/31/97    8/31/97    9/30/97   10/31/97   11/30/97   12/31/97
Growth & Income       $10,000    $10,075    $10,267    $10,648    $10,446    $10,803    $10,687    $10,823    $11,025
Composite Index       $10,000    $10,156    $10,426    $10,857    $10,588    $10,944    $10,766    $10,935    $11,074

TOTAL RETURN SINCE INCEPTION *

Growth & Income
 Portfolio                   10.25%

Composite Index              10.74%

+40% Lehman Brothers Intermediate Aggregate Index, 10% of U.S. Treasury Bill Index,

10% MSCI EAFE Index, 40% Russell 3000 Index.

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1997. Results represent past performance and do not indicated future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                 CAPITAL GROWTH PORTFOLIO VS. COMPOSITE INDEX+
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    5/9/97     5/31/97    6/30/97    7/31/97    8/31/97    9/30/97   10/31/97   11/30/97   12/31/97
Capital Growth       $10,000    $10,094    $10,346    $10,833    $10,553    $11,039    $10,812    $11,001    $11,267
Composite Index      $10,000    $10,209    $10,575    $11,151    $10,744    $11,232    $10,908    $11,149    $11,321

TOTAL RETURN SINCE INCEPTION *

Capital Growth
 Portfolio                 12.67%

Composite Index            13.21%

+25% Lehman Brothers Intermediate Aggregate Index, 15% MSCI EAFE Index,

60% Russell 3000 Index.

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1997. Results represent past performance and do not indicated future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
              MAXIMUM APPRECIATION PORTFOLIO VS. COMPOSITE INDEX+
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          5/9/97     5/31/97    6/30/97    7/31/97    8/31/97    9/30/97   10/31/97   11/30/97   12/31/97
Maximum Appreciation       $10,000    $10,113    $10,423    $10,999    $10,650    $11,263    $10,910    $11,155    $11,482
Composite Index            $10,000    $10,263    $10,718    $11,426    $10,885    $11,501    $11,015    $11,331    $11,532

TOTAL RETURN SINCE INCEPTION *

Maximum Appreciation
 Portfolio                        14.82%

Composite Index                   15.32%

+20% MSCI EAFE Index, 80% Russell 3000 Index.

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1997. Results represent past performance and do not indicated future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                 HIGH QUALITY STOCK FUND VS. RUSSELL 3000 INDEX
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      5/9/97     5/31/97    6/30/97    7/31/97    8/31/97    9/30/97   10/31/97   11/30/97   12/31/97
High Quality Stock     $10,000    $10,153    $10,426    $11,106    $10,904    $11,532    $11,266    $11,598    $11,972
Russell 3000           $10,000    $10,329    $10,758    $11,602    $11,131    $11,762    $11,367    $11,802    $12,038

TOTAL RETURN SINCE INCEPTION *

High Quality Stock Fund     19.72%

Russell 3000 Index          20.38%

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1997. Results represent past performance and do not indicated future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                  FIXED INCOME FUND VS. LEHMAN BROTHERS INDEX
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     5/9/97     5/31/97    6/30/97    7/31/97    8/31/97    9/30/97   10/31/97   11/30/97   12/31/97
Fixed Income          $10,000    $10,038    $10,118    $10,345    $10,260    $10,385    $10,509    $10,537    $10,630
Lehman Brothers       $10,000    $10,050    $10,151    $10,352    $10,311    $10,435    $10,550    $10,578    $10,667

TOTAL RETURN SINCE INCEPTION *

Fixed Income Fund                               6.30%

Lehman Brothers Intermediate Aggregate          6.67%
Index

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1997. Results represent past performance and do not indicated future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                 INTERNATIONAL ACTIVE FUND VS. MSCI EAFE INDEX
 FOR THE PERIOD MAY 12, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       5/12/97    5/31/97    6/30/97    7/31/97    8/31/97    9/30/97   10/31/97   11/30/97   12/31/97
International Active    $10,000     $9,960    $10,415    $10,579     $9,658    $10,210     $9,537     $9,462     $9,620
MSCI EAFE               $10,000     $9,998    $10,551    $10,724     $9,926    $10,484     $9,680     $9,584     $9,670

TOTAL RETURN SINCE INCEPTION *

International Active Fund                    -3.80%

Morgan Stanley Capital International         -3.30%
Europe, Australasia and Far East Index

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 12, 1997 (commencement of operations) to December 31, 1997. Results represent past performance and do not indicated future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             COMPARISON OF $10,000
                  MONEY MARKET FUND VS. US TREASURY BILL INDEX
  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    5/9/97     5/31/97    6/30/97    7/31/97    8/31/97    9/30/97   10/31/97   11/30/97   12/31/97
Money Market         $10,000    $10,031    $10,072    $10,114    $10,157    $10,199    $10,243    $10,286    $10,331
US Treasury Bill     $10,000    $10,043    $10,080    $10,127    $10,171    $10,225    $10,266    $10,306    $10,352

TOTAL RETURN SINCE INCEPTION *

Money Market Fund           3.31%

US Treasury Bill Index      3.52%

* Total Return is net of fees and is calculated including reinvestment of all income dividends and capital gain distributions for the period May 9, 1997 (commencement of operations) to December 31, 1997. Results represent past performance and do not indicated future results. The value of an investment in the Portfolio and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                         REPORT OF INDEPENDENT AUDITORS

To the Contractholders and Board of Trustees
PB Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of PB Series Trust (formerly Providian Series Trust) (comprised of the Capital Preservation Portfolio, Growth and Income Portfolio, Income Oriented Portfolio, Capital Growth Portfolio, Maximum Appreciation Portfolio, High Quality Stock Fund, Fixed Income Fund, International Active Fund and Money Market Fund) (the Trust) as of December 31, 1997, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios and funds within the Trust at December 31, 1997, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                      [LOGO]

Kansas City, Missouri
February 6, 1998

                                PB SERIES TRUST
                         CAPITAL PRESERVATION PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
INVESTMENT COMPANIES - 100.0%
  PB Series Trust
    Money Market Fund........................     13,322  $   13,322
  PB Series Trust
    Fixed Income Fund........................      1,311      13,451
                                                          ----------
  TOTAL INVESTMENT COMPANIES
  - (Cost $26,964)                                            26,773
                                                          ----------
  TOTAL INVESTMENTS - (Cost $26,964) - 100.0%                 26,773
  OTHER ASSETS LESS LIABILITIES - 0.0%                             1
                                                          ----------
  NET ASSETS -100.0%                                      $   26,774
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

                                PB SERIES TRUST
                           INCOME ORIENTED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
INVESTMENT COMPANIES - 100.0%
  PB Series Trust
    Money Market Fund........................      1,225  $    1,225
  PB Series Trust
    High Quality Stock Fund..................        201       2,363
  PB Series Trust
    Fixed Income Fund........................        399       4,091
  PB Series Trust
    International Active Fund................         60         577
                                                          ----------
  TOTAL INVESTMENT COMPANIES
  - (Cost $8,331)                                              8,256
                                                          ----------
  TOTAL INVESTMENTS - (Cost $8,331) - 100.0%                   8,256
  OTHER ASSETS LESS LIABILITIES - 0.0%                             0
                                                          ----------
  NET ASSETS - 100.0%                                     $    8,256
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                           GROWTH & INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
INVESTMENT COMPANIES - 100.0%
  PB Series Trust
    Money Market Fund........................     17,686  $   17,686
  PB Series Trust
    High Quality Stock Fund..................      6,346      74,535
  PB Series Trust
    Fixed Income Fund........................      6,955      71,356
  PB Series Trust
    International Active Fund................      1,796      17,250
                                                          ----------
  TOTAL INVESTMENT COMPANIES
  - (Cost $179,915)                                          180,827
                                                          ----------
  TOTAL INVESTMENTS - (Cost $179,915) - 100.0%               180,827
  OTHER ASSETS LESS LIABILITIES - 0.0%                             3
                                                          ----------
  NET ASSETS - 100.0%                                     $  180,830
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

                                PB SERIES TRUST
                            CAPITAL GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
INVESTMENT COMPANIES - 100.0%
  PB Series Trust
    High Quality Stock Fund..................     42,018  $  493,478
  PB Series Trust
    Fixed Income Fund........................     19,780     202,940
  PB Series Trust
    International Active Fund................     12,489     119,931
                                                          ----------
  TOTAL INVESTMENT COMPANIES
  - (Cost $812,087)                                          816,349
                                                          ----------
  TOTAL INVESTMENTS - (Cost $812,087) - 100.0%               816,349
  OTHER ASSETS LESS LIABILITIES - 0.0%                             0
                                                          ----------
  NET ASSETS - 100.0%                                     $  816,349
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                         MAXIMUM APPRECIATION PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
INVESTMENT COMPANIES - 100.0%
  PB Series Trust
    High Quality Stock Fund..................     16,894  $  198,415
  PB Series Trust
    International Active Fund................      4,824      46,323
                                                          ----------
  TOTAL INVESTMENT COMPANIES
  - (Cost $239,079)                                          244,738
                                                          ----------
  TOTAL INVESTMENTS - (Cost $239,079) - 100.0%               244,738
  OTHER ASSETS LESS LIABILITIES - 0.0%                             0
                                                          ----------
  NET ASSETS - 100.0%                                     $  244,738
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK - 95.4%
  AEROSPACE - 1.8%
    Allied Signal Incorporated...............      3,300  $  128,494
    Boeing Company...........................      2,000      97,875
                                                          ----------
                                                             226,369
                                                          ----------
  APPAREL & TEXTILES - 1.2%
    Guilford Mills Incorporated..............      2,200      60,225
    Nautica Enterprises Incorporated (a).....      1,800      41,850
    Unifi Incorporated.......................      1,100      44,756
                                                          ----------
                                                             146,831
                                                          ----------
  AUTO PARTS - 1.7%
    Eaton Corporation........................      1,300     116,025
    Modine Manufacturing Company.............      1,100      37,538
    OEA Incorporated.........................      1,000      28,938
    Superior Industries International
      Incorporated...........................      1,300      34,856
                                                          ----------
                                                             217,357
                                                          ----------
  BANKS - 8.2%
    Banc One Corporation.....................      2,200     119,487
    BancorpSouth Incorporated................      1,400      66,150
    CCB Financial Corporation................        600      64,500
    Citizens Banking Corporation.............      1,950      67,274
    CoreStates Financial Corporation....... .      1,800     144,113
    Deposit Guaranty Corporation.............      1,300      73,937
    First Commercial Corporation.............      1,050      61,556
    First Virginia Banks Incorporated...... .        900      46,518
    Firstbank of Illinois Company............      1,650      60,740
    Old Kent Financial Corporation......... .      1,260      49,927
    Union Planters Corporation...............        700      47,555
    U.S. Trust Corporation...................        900      56,363
    Wachovia Corporation.....................      1,500     121,688
    Wilmington Trust Corporation.............        800      49,900
                                                          ----------
                                                           1,029,708
                                                          ----------
  BROADCASTING - 0.4%
    TCA Cable TV Incorporated................      1,200      55,200
                                                          ----------
  BUILDING CONSTRUCTION - 0.7%
    Harsco Corporation.......................        900      38,813
    Lawson Products Incorporated.............      1,700      50,575
                                                          ----------
                                                              89,388
                                                          ----------
  BUSINESS SERVICES - 3.0%
    ABM Industries Incorporated..............      2,100      64,181
    American Management Systems
      Incorporated (a).......................      1,500      29,250
    Automatic Data Processing Incorporated...      2,100     128,888
    Fair Issac & Company Incorporated........        900      29,981
    G & K Services Incorporated..............      1,200      50,400
    Olsten Corporation.......................      1,900      28,500
    Sungard Data Systems Incorporated (a)....      1,400      43,400
                                                          ----------
                                                             374,600
                                                          ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK (CONTINUED)
  CHEMICALS - 3.2%
    Avery Dennison Corporation...............      2,800  $  125,300
    Brady W. H. Company......................      1,600      49,600
    E.I. Du Pont de Nemours & Company........      1,700     102,106
    Fuller H.B. Company......................        800      39,600
    MacDermid Incorporated...................        600      50,925
    Nalco Chemical Company...................        900      35,606
                                                          ----------
                                                             403,137
                                                          ----------
  COMMUNICATIONS SERVICES - 1.4%
    Interpublic Group of Companies
      Incorporated...........................      2,400     119,550
    True North Communications Incorporated...      2,100      51,975
                                                          ----------
                                                             171,525
                                                          ----------
  COMPUTERS & BUSINESS EQUIPMENT - 3.4%
    American Business Products
      Incorporated...........................      1,800      38,925
    Cabletron Systems Incorporated (a).......      3,300      49,500
    Electronic Data Systems Corporation......      2,900     127,419
    General Binding Corporation..............      1,400      42,000
    Hewlett-Packard Company..................      1,900     118,750
    Sci Systems Incorporated.................      1,000      43,563
                                                          ----------
                                                             420,157
                                                          ----------
  CONGLOMERATES - 1.7%
    Mark IV Industries Incorporated..........      1,500      32,813
    National Service Industries..............        800      39,650
    Teleflex Incorporated....................      1,200      45,300
    Textron Incorporated.....................      1,600     100,000
                                                          ----------
                                                             217,763
                                                          ----------
  CONSTRUCTION & MINING EQUIPMENT - 0.2%
    Foster Wheeler Corporation...............        900      24,356
                                                          ----------
  CONSTRUCTION MATERIALS - 0.3%
    Vulcan Materials Company.................        400      40,850
                                                          ----------
  CONTAINERS & GLASS - 0.7%
    Bemis Company Incorporated...............        800      35,250
    Clarcor Incorporated.....................      1,700      50,363
                                                          ----------
                                                              85,613
                                                          ----------
  DRUGS & HEALTH CARE - 8.5%
    Abbott Laboratories......................      1,700     111,455
    Bard C.R. Incorporated...................      1,000      31,313
    Biomet Incorporated......................      1,900      48,688
    Block Drug Company Incorporated..........        927      40,093
    Diagnostic Products Corporation..........      1,300      36,074
    Invacare Corporation.....................      1,600      34,800
    Johnson & Johnson........................      1,800     118,575
    Life Technologies Incorporated...........      1,500      49,875
    Manor Care Incorporated..................      1,100      38,500
    Mylan Laboratories Incorporated..........      1,700      35,593
    Patterson Dental Company (a).............      1,200      54,300
    Pfizer Incorporated......................      2,000     149,125
    Schering Plough Corporation..............      2,200     136,674
    Thermedics Incorporated (a)..............      2,500      40,938
    Warner-Lambert Company...................      1,100     136,400
                                                          ----------
                                                           1,062,403
                                                          ----------

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK (CONTINUED)

  ELECTRIC UTILITIES - 2.6%
    Central & South West Corporation.........      4,900  $  132,606
    Duke Power Company.......................      2,600     143,975
    UtiliCorp United Incorporated............      1,300      50,456
                                                          ----------
                                                             327,037
                                                          ----------
  ELECTRICAL EQUIPMENT - 2.7%
    Baldor Electric Company..................      1,866      40,483
    Dentsply International Incorporated......      1,200      36,600
    Federal Signal Corporation...............      1,300      28,113
    General Electric Company.................      1,700     124,738
    Hubbell Incorporated.....................        800      39,450
    Technitrol Incorporated..................      1,400      42,000
    Thomas & Betts Corporation...............        600      28,350
                                                          ----------
                                                             339,734
                                                          ----------
  ELECTRONICS - 5.0%
    AMP Incorporated.........................      2,900     121,800
    Avnet Incorporated.......................        500      33,000
    Cohu Incorporated........................        900      27,563
    Dionex Corporation.......................      1,000      50,250
    Harris Corporation.......................        800      36,700
    Intel Corporation........................      1,600     112,400
    Kronos Incorporated......................      1,600      49,300
    Methode Electronics......................      2,200      35,750
    MTS Systems Corporation..................      1,000      37,500
    Nichols Research Corporation.............      1,900      47,500
    Varian Associates Incorporated...........        600      30,338
    X-Rite Incorporated......................      2,500      45,625
                                                          ----------
                                                             627,726
                                                          ----------
  FINANCIAL SERVICES - 1.8%
    Legg Mason Incorporated..................      1,066      59,629
    Merrill Lynch & Company..................      1,700     123,994
    ReliaStar Financial Corporation..........      1,000      41,188
                                                          ----------
                                                             224,811
                                                          ----------
  FOOD & BEVERAGES - 2.6%
    CPC International Incorporated...........      1,200     129,300
    Dean Foods Company.......................        900      53,550
    Hormel Foods Corporation.................      1,300      42,575
    PepsiCo Incorporated.....................      2,900     105,669
                                                          ----------
                                                             331,094
                                                          ----------
  FOOD SERVICE - 1.1%
    Sysco Corporation........................      3,100     141,244
                                                          ----------
  FUNERAL SERVICES - 0.4%
    Stewart Enterprises Incorporated.........      1,000      46,625
                                                          ----------
  GAS DISTRIBUTION - 1.7%
    Energen Corporation......................      1,200      47,700
    Northwest Natural Gas Company............      1,600      49,600
    Oneok Incorporated.......................      1,400      56,525
    Piedmont Natural Gas Company
      Incorporated...........................      1,600      57,500
                                                          ----------
                                                             211,325
                                                          ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK (CONTINUED)
  GAS EXPLORATION - 2.7%
    Coastal Corporation......................      2,000  $  123,875
    Eastern Enterprises......................      1,200      54,000
    Equitable Resources Incorporated.........      1,200      42,450
    National Fuel Gas Company................        800      38,950
    Questar Corporation......................        900      40,163
    Southwestern Energy Company..............      3,200      41,200
                                                          ----------
                                                             340,638
                                                          ----------
  HOME BUILDERS - 0.7%
    Lennar Corporation.......................      1,100      23,719
    Thor Industries Incorporated.............      1,800      61,763
                                                          ----------
                                                              85,482
                                                          ----------
  HOUSEHOLD APPLIANCES - 0.8%
    Interface Incorporated...................      1,700      49,300
    La-Z-Boy Incorporated....................      1,200      51,750
                                                          ----------
                                                             101,050
                                                          ----------
  HOUSEHOLD PRODUCTS - 3.1%
    Colgate-Palmolive Company................      1,500     110,250
    Kimberly-Clark Corporation...............      2,600     128,213
    Lancaster Colony Corporation.............        800      45,100
    Newell Company...........................      2,600     110,500
                                                          ----------
                                                             394,063
                                                          ----------
  HOTELS & RESTAURANTS - 0.3%
    Cracker Barrel Old Country Store
      Incorporated...........................      1,200      40,050
                                                          ----------
  INDUSTRIAL MACHINERY - 2.4%
    Crane Company............................        800      34,700
    Deere & Company..........................      2,200     128,288
    Graco Incorporated.......................      1,400      52,238
    Pentair Incorporated.....................      1,000      35,938
    Tennant Company..........................      1,400      50,925
                                                          ----------
                                                             302,089
                                                          ----------
  INSURANCE - 6.4%
    American Bankers Insurance Group
      Incorporated...........................      1,600      73,500
    American Heritage Life Investment
      Corporation............................      1,500      54,000
    American International Group
      Incorporated...........................      1,250     135,937
    Berkley (WR) Corporation.................      1,050      46,069
    Chubb Corporation........................      1,500     113,437
    Fremont General Corporation..............        900      49,274
    Frontier Insurance Group Incorporated....      1,400      32,024
    General Re Corporation...................        500     106,000
    Liberty Corporation......................      1,000      46,750
    NAC Re Corporation.......................        900      43,930
    Orion Capital Corporation................      1,200      55,725
    Protective Life Corporation..............        700      41,824
                                                          ----------
                                                             798,470
                                                          ----------
  INTERNATIONAL OIL - 1.3%
    Mobil Corporation........................      1,700     122,719
    Murphy Oil Corporation...................        700      37,931
                                                          ----------
                                                             160,650
                                                          ----------

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK (CONTINUED)

  INVESTMENT ADVISORY FIRMS - 2.0%
    A.G. Edwards Incorporated................      1,350  $   53,663
    Eaton Vance Corporation..................      1,500      56,625
    T. Rowe Price & Associates
      Incorporated...........................        700      44,013
    SEI Investment Company...................      1,600      67,200
    United Asset Management Corporation......      1,200      29,325
                                                          ----------
                                                             250,826
                                                          ----------
  NEWSPAPERS - 1.8%
    Lee Enterprises Incorporated.............      1,300      38,431
    Pulitzer Publishing Company..............        800      50,250
    Tribune Company..........................      2,100     130,725
                                                          ----------
                                                             219,406
                                                          ----------
  NON-FERROUS METALS - 0.3%
    Commercial Metals Company................      1,300      41,031
                                                          ----------
  PAPER - 1.6%
    Lydall Incorporated (a)..................      1,800      35,100
    Sonoco Products Company..................      3,400     117,938
    Wausau-Mosinee Paper Corporation.........      2,100      42,000
                                                          ----------
                                                             195,038
                                                          ----------
  PETROLEUM SERVICES - 2.4%
    Dresser Industries Incorporated..........      2,900     121,619
    MAPCO Incorporated.......................      1,100      50,875
    Unocal Corporation.......................      3,300     128,081
                                                          ----------
                                                             300,575
                                                          ----------
  PUBLISHING - 0.8%
    Banta Corporation........................      1,500      40,500
    Houghton Mifflin Company.................      1,400      53,725
                                                          ----------
                                                              94,225
                                                          ----------
  RAILROADS & EQUIPMENT - 1.3%
    GATX Corporation.........................        600      43,538
    Norfolk Southern Corporation.............      3,900     120,169
                                                          ----------
                                                             163,707
                                                          ----------
  RETAIL GROCERY - 0.4%
    Casey's General Stores Incorporated......      2,200      55,825
                                                          ----------
  RETAIL TRADE - 3.6%
    Arbor Drugs Incorporated.................      3,000      55,500
    Home Depot Incorporated..................      2,250     132,469
    Office Depot Incorporated................      2,000      47,875
    Pep Boys - Manny Moe & Jack..............      1,400      33,425
    Ruddick Corporation......................      3,000      52,313
    Wal-Mart Stores Incorporated.............      3,200     126,200
                                                          ----------
                                                             447,782
                                                          ----------
  SOFTWARE - 1.3%
    Autodesk Incorporated....................        900      33,300
    Computer Associates International
      Incorporated...........................      2,400     126,900
                                                          ----------
                                                             160,200
                                                          ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                            HIGH QUALITY STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK (CONTINUED)
  STEEL - 1.6%
    Carpenter Technology Corporation.........        900  $   43,256
    Nucor Corporation........................      2,500     120,781
    Worthington Industries Incorporated......      1,800      29,700
                                                          ----------
                                                             193,737
                                                          ----------
  TELEPHONE - 4.0%
    Aliant Communications Incorporated.......      2,100      65,888
    Alltel Corporation.......................      3,100     127,294
    Bell Atlantic Corporation................      1,400     127,400
    Century Telephone Enterprises
      Incorporated...........................      1,100      54,794
    Frontier Corporation.....................      5,100     122,719
                                                          ----------
                                                             498,095
                                                          ----------
  TIRES & RUBBER - 0.4%
    Carlisle Companies Incorporated..........      1,200      51,300
                                                          ----------
  TOBACCO - 1.0%
    Philip Morris Companies Incorporated.....      2,800     126,875
                                                          ----------
  TRUCKING & FREIGHT FORWARDING - 0.9%
    Air Express International Corporation....      1,800      54,900
    Rollins Truck Leasing Corporation........      2,900      51,838
                                                          ----------
                                                             106,738
                                                          ----------
    TOTAL COMMON STOCK (Cost $10,272,726)                 11,942,705
                                                          ----------
SHORT-TERM INVESTMENTS - 3.6%
  INVESTMENT COMPANY - 3.6%
    SSgA U.S. Government Money Market Fund...    450,000     450,000
                                                          ----------
    TOTAL SHORT-TERM INVESTMENTS (Cost $450,000)             450,000
                                                          ----------
    TOTAL INVESTMENTS - (Cost $10,722,726) - 99.0%        12,392,705
    OTHER ASSETS LESS LIABILITIES - 1.0%                     122,359
                                                          ----------
    NET ASSETS - 100.0%                                   $12,515,064
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.
(a) Non-income producing securities.

                                PB SERIES TRUST
                               FIXED INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                               PRINCIPAL
SECURITY DESCRIPTION                            AMOUNT      VALUE
---------------------------------------------  ---------  ----------
MORTGAGE BACKED SECURITIES - 1.8%
    GE Capital Mortgage 6.500%, 01/25/18.....  $ 100,000  $   99,812
                                                          ----------
    TOTAL MORTGAGE BACKED SECURITIES
    - (Cost $99,503)                                          99,812
                                                          ----------

U.S. GOVERNMENT AND AGENCY SECURITIES - 71.9%
  GOVERNMENT AGENCY - 30.7%
    Federal Home Loan Mortgage Corporation
      5.950%, 01/19/06.......................    750,000     744,727
    Federal National Mortgage Association
      6.375%, 01/16/02.......................    500,000     507,890
      5.875%, 02/02/06.......................    275,000     272,165
      5.750%, 06/25/10.......................    100,000      99,156
      5.500%, 02/25/17.......................    100,000      98,656
                                                          ----------
                                                           1,722,594
                                                          ----------
  U.S. GOVERNMENT - 41.2%
    U.S. Treasury Notes
      5.875%, 08/31/99.......................    750,000     752,340
      6.125%, 12/31/01.......................    250,000     253,320
      6.500%, 08/15/05.......................  1,250,000   1,304,300
                                                          ----------
                                                           2,309,960
                                                          ----------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES - (Cost
      $3,904,871)                                          4,032,554
                                                          ----------

                                                SHARES
                                               ---------

SHORT TERM INVESTMENTS - 24.5%
  INVESTMENT COMPANY - 4.0%
    SSgA U.S. Government Money Market Fund...    225,000     225,000
                                                          ----------
                                               PRINCIPAL
                                                AMOUNT
                                               ---------

  REPURCHASE AGREEMENT - 2.9%
    Agreement with State Street Bank and
      Trust Company, dated 12/31/1997,
      4.250%, to be repurchased at $164,719
      on 01/02/1998 (collateralized by
      $170,000 par value U.S. Treasury Notes,
      6.125 %, due 3/31/1998, with a value of
      $172,763)..............................  $ 164,680     164,680
                                                          ----------
  GOVERNMENT AGENCY - 17.6%
    Federal Farm Credit Bank Discount Note
      5.390%, 01/09/98.......................    500,000     499,389
    Federal Home Loan Bank Discount Note
      6.080%, 5/29/98........................    500,000     488,850
                                                          ----------
                                                             988,239
                                                          ----------
    TOTAL SHORT TERM INVESTMENTS
    - (Cost $1,377,886)                                    1,377,919
                                                          ----------
    TOTAL INVESTMENTS - (Cost $5,382,260) - 98.2%          5,510,285
    OTHER ASSETS LESS LIABILITIES - 1.8%                      96,402
                                                          ----------
    NET ASSETS - 100.0%                                   $5,606,687
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK AND OTHER
EQUITY INTERESTS - 91.8%
  ARGENTINA - 0.8%
    Astra CIA................................      4,340  $    7,597
    BCO De Galicia...........................      1,506       9,640
    BCO Frances RI...........................        518       4,808
    Molions Rio PL...........................      1,172       2,813
    Perez Company ADR........................      1,500      20,813
    Siderca S.A..............................      4,880      13,569
    Telefonica De Arg SA ADR.................        637      23,728
                                                          ----------
                                                              82,968
                                                          ----------
  AUSTRALIA - 0.8%
    Amcor Limited............................      1,485       6,531
    Broken Hill Proprietary Company
      Limited................................      1,213      11,261
    Comalco Limited..........................      1,946       8,037
    Leighton Holdings Limited................      1,117       3,900
    News Corporation Limited.................      2,340      12,912
    Pasminco Limited.........................      8,806      10,097
    QNI Limited..............................      2,569       1,708
    TABCORP Holdings Limited.................      1,044       4,898
    Westpac Banking Corporation Limited......      3,463      22,147
                                                          ----------
                                                              81,491
                                                          ----------
  BELGIUM - 2.1%
    Webs Index Fund Belgium Index............     12,475     206,617
                                                          ----------
  CHILE - 1.4%
    Banco Santander Chile ADR................      1,020      14,409
    Chilgener SA Sponsored ADR...............        687      16,833
    Compania Cervecerias Unidas SA Sponsored
      ADR....................................        339       9,958
    Compania de Telecom De Chile Sponsored
      ADR....................................      1,015      30,324
    Empresa Nacional Electricidad Sponsored
      ADR....................................      1,169      20,677
    Enersis Sponsored ADR....................        945      27,406
    Madeco SA Sponsored ADR..................        312       4,758
    Maderas Y Sinteticos Sponsored ADR.......        432       4,105
    Quimica Y Minera Chile SA Sponsored
      ADR....................................        190       8,360
                                                          ----------
                                                             136,830
                                                          ----------
  FINLAND - 4.2%
    Enso.....................................      1,600      12,395
    Hartwall Ab Oy...........................        379      31,307
    Metsa Serla Oy...........................      3,231      25,207
    Neste Oy.................................        606      14,684
    Nokia Ab Oy..............................      2,710     192,517
    Okobank Osuuspankk.......................      1,652      26,201
    Rautaruukki Oy...........................      2,273      18,358
    UPM Kymmene Corporation Oy...............      1,536      30,732
    Viking Line AB...........................        200       8,077
    WSOYB....................................      1,002      37,337
    YIT-Yhtymaoy Oy..........................      1,399      15,793
                                                          ----------
                                                             412,608
                                                          ----------
  FRANCE - 12.3%
    Alcatel Alsthom..........................        632      80,360
    AXA UAP..................................        685      53,022
    Banque Nationale de Paris................      2,010     106,873
    Compagnie De St. Gobain..................        330      46,896

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)

  FRANCE - (CONTINUED)
    Compagnie Generale des Eaux..............        521  $   72,740
    Credit Commer France.....................        490      33,596
    Elf Aquitaine SA.........................        626      72,833
    France Telecom (a).......................      1,800      65,311
    Groupe Danone............................        411      73,435
    Group GTM................................        800      53,852
    L'Oreal..................................        220      86,113
    Lafarge SA...............................        914      59,992
    Peugeot..................................        680      85,784
    Pinault-Printe...........................        130      69,380
    Schneider SA.............................        504      27,375
    Societe Generale.........................        827     112,713
    Total B FRF 50...........................        500      54,433
    Valeo SA.................................        685      46,475
                                                          ----------
                                                           1,201,183
                                                          ----------
  GERMANY - 9.9%
    Allianz AG...............................        355      91,589
    BASF AG..................................      1,300      46,407
    Bayer AG.................................      2,943     109,231
    Commerzbank AG...........................      1,190      46,318
    Daimler-Benz AG..........................        657      46,395
    Degussa AG...............................      1,036      51,268
    Deutsche Bank............................        550      38,473
    Dresdner Bank AG.........................        661      30,065
    MAN AG...................................        231      52,405
    Mannesmann AG............................        298     149,626
    RWE AG...................................      1,400      75,121
    Siemens AG...............................        985      59,424
    VEBA AG..................................      2,010     136,909
    Volkswagon AG............................         65      36,322
                                                          ----------
                                                             969,553
                                                          ----------
  IRELAND - 3.3%
    Allied Irish.............................     11,800     114,510
    CRH PLC..................................      6,900      80,942
    Irish Life PLC...........................      7,700      44,284
    Kerry Group PLC..........................      2,100      22,506
    Smurfit (Jefferson) Group................     23,000      64,990
                                                          ----------
                                                             327,232
                                                          ----------
  ISRAEL - 1.7%
    Bank Hapoalim Limited....................      7,900      18,957
    Bezeq Israeli Telecommunication
      Corporation Limited....................      4,500      12,427
    Blue Square-Israel Limited (a)...........      1,100      10,508
    Clal Israel Limited......................     40,000      11,906
    ECI Telecommunication Limited............      1,000      25,501
    Elco Holdings Limited....................      1,200       9,837
    Elite Industries Limited.................        300       8,906
    Formula Systems Limited (a)..............        410      12,619
    Industrial Buildings Corporation.........      7,800      13,272
    Israel Chemicals Limited.................     12,800      17,329
    Teva Pharmaceutical Industries Limited...        480      22,765
                                                          ----------
                                                             164,027
                                                          ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
  ITALY - 7.7%
    Alleanza Assicurazioni...................      3,521  $   35,039
    Assic Generali...........................      2,000      49,123
    Banca Commerciale Italiana...............     19,767      68,719
    Benetton Group SPA.......................      2,080      34,039
    Danieli & Company........................      5,001      34,348
    Edison SPA...............................      8,000      48,388
    Eni SPA..................................     20,903     118,514
    Fiat SPA.................................     15,301      44,501
    Instituto Nazionale delle Assicurazioni
      Istituto...............................     20,646      41,839
    Istituto Mobiliare Italiano SPA..........      7,018      83,309
    Italcementi SPA..........................      5,000      34,849
    Telecom Italia SPA.......................     13,080      83,549
    Telecom Italia Mobile SPA................     18,000      83,078
                                                          ----------
                                                             759,295
                                                          ----------
  JAPAN - 13.6 %
    Aoyama Trading Company Limited...........      3,300      58,957
    Bridgestone Company......................      2,000      43,399
    Canon Incorporated.......................      2,000      46,621
    Fanuc....................................      3,200     121,214
    Fuji Photo Film Company..................      3,000     115,018
    Fujisawa Pharmaceutical Company..........      6,000      52,448
    Hitachi Limited..........................      6,000      42,787
    Ito-Yokado...............................      1,000      50,992
    Kirin Brewery Company....................      7,000      50,992
    Matsushita Electric Works................      3,000      43,937
    Mitsui O.S.K. Lines Limited (a)..........     36,000      49,963
    Murata Manufacturing Company Limited.....      3,000      75,452
    NEC Corporation..........................     11,000     117,242
    Nippon Telephone & Telegraph
      Corporation............................         32     137,407
    Sumitomo Bank Limited....................     10,000     114,250
    Sumitomo Trust & Banking.................     12,000      62,385
    Tokio Marine & Fire Insurance............      5,000      56,741
    Tokyo Electric...........................      2,100      38,323
    Toyota Motor.............................      2,000      57,355
                                                          ----------
                                                           1,335,483
                                                          ----------
  MEXICO - 1.7%
    Webs Index Fund Mexico Free Index........     10,100     166,650
                                                          ----------
  NETHERLANDS - 5.0%
    ABN AMRO Holdings NV.....................      1,532      29,862
    Akzo Nobel...............................        203      35,021
    Elsevier.................................      1,500      24,279
    ING Groep NV.............................        569      23,979
    Koninklijke PTT Nederland NV.............        755      31,518
    Philips Electronics NV...................        424      25,443
    Polygram NV..............................        550      26,326
    Royal Dutch Petroleum Company............      2,848     156,418
    Unilever NV, PLC.........................        936      57,735
    Vendex International NV..................        593      32,744
    VNU-Verenigde Nederlandse
      Uitgeversbedrijven Verenigd Bezit......      1,610      45,443
                                                          ----------
                                                             488,768
                                                          ----------

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)

  PORTUGAL - 4.1%
    Banco Comercia Portugues.................      2,200  $   45,017
    Banco Espirito...........................      2,200      65,504
    Brisa (a)................................        400      14,336
    Cimpor Cimento...........................      1,700      44,582
    Elec De Portugal (a).....................      2,500      47,364
    Jeronimo Martins.........................      1,250      39,684
    Portugal Telecom.........................      2,700     125,349
    Sonae Investimento.......................        550      22,257
                                                          ----------
                                                             404,093
                                                          ----------
  SPAIN - 2.4%
    Argentaria Corporation SA................        450      27,381
    Banco Bilbao.............................      1,000      32,359
    Banco Popular............................        450      31,457
    Gas Natural SD...........................        380      19,704
    Gas Y Electric...........................        300      21,659
    Iberdrola SA.............................      2,600      34,216
    Repsol SA................................        700      29,864
    Telefonica De Espana.....................      1,350      38,544
                                                          ----------
                                                             235,184
                                                          ----------
  SWITZERLAND - 8.5%
    ABB AG...................................         30      37,654
    Clariant AG..............................         61      50,903
    Credit Suisse Group......................        368      56,886
    Holderbank Financiere Glarus AG..........         51      41,581
    Kuoni Reisen Holding AG..................         14      52,428
    Nestle SA................................         67     100,316
    Novartis AG..............................        126     204,254
    Roche Holding AG.........................         15     148,820
    Tag Heuer International SA (a)...........        349      30,316
    Union Bank of Switzerland................         77     111,233
                                                          ----------
                                                             834,391
                                                          ----------
  UNITED KINGDOM - 10.9%
    Abbey National PLC.......................      3,375      58,477
    Boots Company PLC........................      3,826      55,801
    British Petroleum........................      2,400      31,732
    British Telecommunications PLC...........      4,474      35,453
    Commercial Union PLC.....................      3,667      54,389
    EMI Group PLC............................      4,123      35,702
    Glaxo Wellcome...........................      1,800      42,752
    HSBC Holdings............................      1,450      37,625
    IMI PLC..................................      5,277      35,344
    Lasmo PLC................................     10,500      46,912
    Lloyds TSB Group PLC.....................      8,496     110,299
    Prudential Corporation PLC...............      4,685      54,671
    Scottish & Newcastle PLC.................      4,971      60,388
    Scottish Power PLC.......................      7,284      64,546
    Shell Transport & Trading Company PLC....      7,177      52,336
    Smithkline Beecham PLC...................      6,788      70,129
    Tesco....................................      4,400      35,610
    Unilever PLC.............................      7,452      64,188
    Wolseley PLC.............................      5,159      41,157
    Zeneca Group PLC.........................      2,246      79,387
                                                          ----------
                                                           1,066,898
                                                          ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

SECURITY DESCRIPTION                            SHARES      VALUE
---------------------------------------------  ---------  ----------
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
  VENEZUELA - 1.4%
    Ceramica Carabobo ADR....................     12,650  $   10,372
    Cia Anonima Telef De Ven ADR.............      2,000      83,250
    Mavesa SA ADR............................      1,750      11,156
    Siderurgica Venez SIV ADR................      4,650      18,382
    Sudamtex De Venezuela ADR................      1,232      10,934
                                                          ----------
                                                             134,094
                                                          ----------
    TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS (Cost
      $8,722,898)                                          9,007,365
                                                          ----------

                                               PRINCIPAL
                                                AMOUNT
                                               ---------
SHORT TERM INVESTMENTS - 6.8%
  TIME DEPOSIT - 6.8%
    State Street Bank and Trust Company Time
      Deposit, 1/02/98.......................  $ 664,000  $  664,000
                                                          ----------
    TOTAL SHORT TERM INVESTMENTS
    - (Cost $664,000)                                        664,000
                                                          ----------
    TOTAL INVESTMENTS - (Cost $9,386,898) - 98.6%          9,671,365
    OTHER ASSETS LESS LIABILITIES - 1.4%                     132,900
                                                          ----------
    NET ASSETS - 100.0%                                   $9,804,265
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

(a) Non-income producing securities.

ADR- American Depositary Receipts.

                                PB SERIES TRUST
                           INTERNATIONAL ACTIVE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

INDUSTRY HOLDINGS AT DECEMBER 31, 1997

Banking.........................................      14.82 %
Telecommunications..............................       9.87 %
Energy Sources..................................       6.72 %
Health & Personal Care..........................       6.50 %
Utilities-Electrical & Gas......................       5.13 %
Insurance.......................................       4.89 %
Electrical & Electronics........................       4.02 %
Building Materials & Components.................       3.89 %
Investment Companies............................       3.80 %
Food & Household Products.......................       3.58 %
Chemicals.......................................       2.97 %
Merchandising...................................       2.90 %
Automobiles.....................................       2.76 %
Electronic Components, Instruments..............       2.61 %
Recreation, Other Consumer Goods................       2.59 %
Machinery & Engineering.........................       2.41 %
Forest Products & Paper.........................       1.47 %
Beverages & Tobacco.............................       1.46 %
Broadcasting & Publishing.......................       1.22 %
Financial Services..............................       1.11 %
Construction & Housing..........................       1.03 %
Miscellaneous Materials.........................       1.02 %
Business & Public Services......................       0.89 %
Appliances & Household Durables.................       0.71 %
Transportation-Shipping.........................       0.59 %
Leisure & Tourism...............................       0.59 %
Metals-Non Ferrous..............................       0.56 %
Metals-Steel....................................       0.52 %
Textiles & Apparel..............................       0.46 %
Industrial Components...........................       0.44 %
Real Estate.....................................       0.14 %
Multi-Industry..................................       0.12 %
Energy Equipment & Services.....................       0.08 %
                                                  ----------
  Total Investments by Industry.................      91.87 %
Time Deposit....................................       6.77 %
                                                  ----------
  Total Investments.............................      98.64 %
Other Assets Less Liabilities...................       1.36 %
                                                  ----------
Net Assets......................................     100.00 %
                                                  ----------
                                                  ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                               MONEY MARKET FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                               PRINCIPAL
SECURITY DESCRIPTION                            AMOUNT      VALUE
---------------------------------------------  ---------  ----------
ASSET-BACKED SECURITIES - 4.3%
    Arcadia Automobile Receivables Trust
      1997-C, 5.650%, 09/15/98...............  $  56,048  $   56,048
    Copelco Capital Funding Corp.
      1997-A, 5.809%, 07/20/98...............     46,256      46,256
                                                          ----------
    TOTAL ASSET BACKED SECURITIES
    - (Cost $102,304)                                        102,304
                                                          ----------

VARIABLE RATE NOTES - 30.5%
    Edgefield County, SC County School
      District, Series, 1997
      5.719%, 12/01/04 +.....................    100,000     100,000
    Grand Aire Express, Inc., Series 1997
      5.700%, 07/01/12 +.....................    100,000     100,000
    International Processing Corporation
      5.790%, 01/02/08 +.....................     10,000      10,000
    IT Spring Wire, LLC, Series 1997
      5.700%, 07/01/07 +.....................    100,000     100,000
    JFK Family Borrowing, LLP, Series 1997
      5.706%, 10/01/22 +.....................     50,000      50,000
    La-Man Corporation
      5.660%, 09/01/12 +.....................    100,000     100,000
    Scranton Times, LP., Series 1997
      5.710%, 05/31/07 +.....................    100,000     100,000
    Triangle Fund, Series 1997
      5.750%, 11/16/98 +.....................    100,000     100,000
    Westcourt
      5.790%, 06/01/16 +.....................     60,000      60,000
                                                          ----------
    TOTAL VARIABLE RATE NOTES
    - (Cost $720,000)                                        720,000
                                                          ----------

SHORT TERM INVESTMENTS - 63.8%
  JOINT REPURCHASE AGREEMENTS - 63.8%
    Joint agreement with Fuji Government
      Securities Incorporated, dated
      12/31/1997, bearing 6.600%, to be
      repurchased at $520,191 on 01/02/1998
      (collateral: U.S Treasury
      Notes/Bonds/Bills/Tips, 3.375% -
      15.75%, 04/09/98 - 11/15/18, value
      equal to 102% of the repurchase
      agreement).............................    520,000     520,000

    Joint agreement with HSBC Securities
      Incorporated, dated 12/31/1997, bearing
      6.800%, to be repurchased at $100,038
      on 01/02/1998 (collateral: U.S Treasury
      Bonds/ Bills, 7.250% - 12.000%,
      01/02/98 - 08/15/17, value equal to
      102% of the repurchase agreement)......    100,000     100,000

    Joint agreement with PaineWebber
      Incorporated, dated 12/31/1997, bearing
      6.600%, to be repurchased at $520,191
      on 01/02/1998 (collateral: U.S Treasury
      Bonds/Bills, 7.250% - 12.000%, 01/02/98
      - 08/15/17, value equal to 102% of the
      repurchase agreement)..................    520,000     520,000

                                PB SERIES TRUST
                               MONEY MARKET FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                               PRINCIPAL
SECURITY DESCRIPTION                            AMOUNT      VALUE
---------------------------------------------  ---------  ----------
SHORT TERM INVESTMENTS (CONTINUED)

    Joint agreement with Societe Generale,
      dated 12/31/1997, bearing 6.600%, to be
      repurchased at $100,037 on 01/02/1998
      (collateral: U.S Treasury Note/Tips,
      3.375% - 6.500%, 10/15/06 - 01/15/07,
      value equal to 102% of the repurchase
      agreement).............................  $ 100,000  $  100,000

    Joint agreement with State Street Bank
      and Trust Company, dated 12/31/1997,
      bearing 6.550%, to be repurchased at
      $66,024 on 01/02/1998 (collateral: U.S
      Treasury Note, 5.875%, 04/30/98, value
      equal to 102% of the repurchase
      agreement).............................     66,000      66,000

    Joint agreement with Swiss Bank
      Corporation, dated 12/31/1997, bearing
      6.550%, to be repurchased at $100,036
      on 01/02/1998 (collateral: U.S Treasury
      Bonds, 6.500% - 12.500%, 05/15/09 -
      11/15/26, value equal to 102% of the
      repurchase agreement)..................    100,000     100,000

    Joint agreement with UBS Securities,
      dated 12/31/1997, bearing 6.800%, to be
      repurchased at $100,036 on 01/02/1998
      (collateral: Federal Home Loan Mortgage
      Corporation, 5.500% - 9.000%, 12/15/07
      - 12/30/27, value equal to 102% of the
      repurchase agreement)..................    100,000     100,000
                                                          ----------

    TOTAL SHORT TERM INVESTMENTS
      (Cost $1,506,000)                                    1,506,000
                                                          ----------
    TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE -
      98.6%                                               $2,328,304
    OTHER ASSETS LESS LIABILITIES - 1.4%                      33,037
                                                          ----------
    NET ASSETS - 100.0%                                   $2,361,341
                                                          ----------
                                                          ----------

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

+ Variable rate demand notes are payable upon not more than one, seven, or thirty day's notice. Variable rate security which may be reset weekly. The interest rate shown reflects the rate currently in effect.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                 (This page has been left blank intentionally.)

                                PB SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                             CAPITAL       INCOME    GROWTH &
                           PRESERVATION   ORIENTED    INCOME
                            PORTFOLIO     PORTFOLIO  PORTFOLIO
                           ------------   --------   ---------
ASSETS
  Investments in
    securities, at value
    (a)..................    $26,773      $  8,256   $180,827
  Repurchase agreement,
    at value (a).........         --            --         --
  Cash, including foreign
    currency, at value...      3,050         3,044      3,218
  Receivable for forward
    currency contracts
    (Note 6).............         --            --         --
  Interest receivable....         --            --         --
  Dividends receivable...         --            --         --
  Prepaid insurance......      1,213         1,213      1,213
  Receivable from
    Investment Adviser
    (Note 3).............        303           286        301
  Foreign income tax
    reclaim receivable...         --            --         --
                           ------------   --------   ---------
    TOTAL ASSETS.........     31,339        12,799    185,559
LIABILITIES
  Payable to Investment
    Adviser..............         --            --         --
  Accounts payable and
    accrued expenses.....      4,565         4,543      4,729
                           ------------   --------   ---------
    TOTAL LIABILITIES....      4,565         4,543      4,729
                           ------------   --------   ---------
    NET ASSETS...........    $26,774      $  8,256   $180,830
                           ------------   --------   ---------
                           ------------   --------   ---------
NET ASSETS CONSIST OF:
  Paid-in capital (Note
    5)...................    $26,963      $  8,331   $179,972
  Undistributed
    (distribution in
    excess of) net
    investment income
    (Note 2).............          2            --         19
  Accumulated net
    realized gain (loss)
    on investments and
    foreign currency
    transactions.........         --            --        (73)
  Net unrealized
    appreciation
    (depreciation) of:
    Investments..........       (191)          (75)       912
    Translations of
      assets and
      liabilities in
      foreign
      currencies.........         --            --         --
                           ------------   --------   ---------
    NET ASSETS...........    $26,774      $  8,256   $180,830
                           ------------   --------   ---------
                           ------------   --------   ---------
NET ASSET VALUE PER SHARE

  Offering and redemption
    price per share
    (based on shares of
    beneficial interest
    outstanding).........    $ 10.23      $  10.63   $  10.72

  Total shares
    outstanding at end of
    period (Note 5)......      2,618           777     16,869

  Capital shares
    authorized...........  Indefinite     Indefinite Indefinite

(a) Investments in
  securities, including
  repurchase agreements,
  at cost................    $26,964      $  8,331   $179,915

* Commencement of investment operations.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                            CAPITAL      MAXIMUM         HIGH        FIXED                       MONEY
                            GROWTH     APPRECIATION     QUALITY      INCOME    INTERNATIONAL    MARKET
                           PORTFOLIO    PORTFOLIO     STOCK FUND      FUND      ACTIVE FUND      FUND
                           ---------   ------------   -----------  ----------  -------------   ---------
ASSETS
  Investments in
    securities, at value
    (a)..................  $ 816,349     $244,738     $12,392,705  $5,345,605   $ 9,671,365    $ 822,304
  Repurchase agreement,
    at value (a).........         --           --             --      164,680            --    1,506,000
  Cash, including foreign
    currency, at value...      3,041        3,044        128,105       24,190       131,014       40,681
  Receivable for forward
    currency contracts
    (Note 6).............         --           --             --           --         3,080           --
  Interest receivable....         --           --             74       88,129           106        4,514
  Dividends receivable...         --           --         16,677           --         5,283           --
  Prepaid insurance......      1,213        1,213          1,213        1,213         1,213        1,213
  Receivable from
    Investment Adviser
    (Note 3).............        311          337          5,885        9,237        14,311       10,487
  Foreign income tax
    reclaim receivable...         --           --             --           --         6,227           --
                           ---------   ------------   -----------  ----------  -------------   ---------
    TOTAL ASSETS.........    820,914      249,332     12,544,659    5,633,054     9,832,599    2,385,199
LIABILITIES
  Payable to Investment
    Adviser..............         --           --          6,524        2,981         7,317          711
  Accounts payable and
    accrued expenses.....      4,565        4,594         23,071       23,386        21,017       23,147
                           ---------   ------------   -----------  ----------  -------------   ---------
    TOTAL LIABILITIES....      4,565        4,594         29,595       26,367        28,334       23,858
                           ---------   ------------   -----------  ----------  -------------   ---------
    NET ASSETS...........  $ 816,349     $244,738     $12,515,064  $5,606,687   $ 9,804,265    $2,361,341
                           ---------   ------------   -----------  ----------  -------------   ---------
                           ---------   ------------   -----------  ----------  -------------   ---------
NET ASSETS CONSIST OF:
  Paid-in capital (Note
    5)...................  $ 812,120     $239,094     $10,757,591  $5,478,662   $10,203,681    $2,361,341
  Undistributed
    (distribution in
    excess of) net
    investment income
    (Note 2).............         --           32             15           --       (12,039)          --
  Accumulated net
    realized gain (loss)
    on investments and
    foreign currency
    transactions.........        (33)         (47)        87,479           --      (673,728)          --
  Net unrealized
    appreciation
    (depreciation) of:
    Investments..........      4,262        5,659      1,669,979      128,025       284,467           --
    Translations of
      assets and
      liabilities in
      foreign
      currencies.........         --           --             --           --         1,884           --
                           ---------   ------------   -----------  ----------  -------------   ---------
    NET ASSETS...........  $ 816,349     $244,738     $12,515,064  $5,606,687   $ 9,804,265    $2,361,341
                           ---------   ------------   -----------  ----------  -------------   ---------
                           ---------   ------------   -----------  ----------  -------------   ---------
NET ASSET VALUE PER SHARE

  Offering and redemption
    price per share
    (based on shares of
    beneficial interest
    outstanding).........  $   11.04     $  11.29     $    11.74   $    10.26   $      9.60    $    1.00

  Total shares
    outstanding at end of
    period (Note 5)......     73,920       21,679      1,065,622      546,467     1,021,010    2,361,341

  Capital shares
    authorized...........  Indefinite  Indefinite     Indefinite   Indefinite   Indefinite     Indefinite

(a) Investments in
 securities, including
 repurchase agreements,
 at cost.................  $ 812,087     $239,079     $10,722,726  $5,382,260   $ 9,386,898    $2,328,304

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                            STATEMENTS OF OPERATIONS
             FOR THE PERIOD MAY 9, 1997* THROUGH DECEMBER 31, 1997

                             CAPITAL       INCOME     GROWTH &
                           PRESERVATION   ORIENTED     INCOME
                            PORTFOLIO     PORTFOLIO   PORTFOLIO
                           ------------   ---------   ---------
INVESTMENT INCOME
  Interest income........    $    180     $      5    $    193
  Dividend income........         425          147       2,799
    Less foreign taxes
      withheld...........          --           --          --
                           ------------   ---------   ---------
  TOTAL INVESTMENT
    INCOME...............         605          152       2,992
EXPENSES
  Investment adviser fee
    (Note 3).............          --           --          --
  Administrative fee.....       1,358        1,331       1,333
  Accounting fee.........       4,294        4,294       4,344
  Audit fee..............       1,559        1,543       1,621
  Custodian fees and
    expenses.............          68           67         164
  Trustee's fees (Note
    3)...................       1,176        1,175       1,179
  Printing expense.......         428          428         430
  Legal fee..............         150          150         169
  Insurance expense......       2,149        2,149       2,149
  Miscellaneous
    expense..............          28           26          28
                           ------------   ---------   ---------
    Total operating
      expenses before
      reimbursement......      11,210       11,163      11,417
  Expenses reimbursed by
    the Investment
    Adviser (Note 3).....     (11,210)     (11,163)    (11,417)
                           ------------   ---------   ---------
    NET EXPENSES.........           0            0           0
                           ------------   ---------   ---------
    NET INVESTMENT
      INCOME.............         605          152       2,992
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND
  FOREIGN CURRENCY
  Net realized gain
    (loss) from:
    Investments..........          33           --         895
    Distribution from
      underlying funds...          40           40       1,073
    Foreign currency
      transactions.......          --           --          --
                           ------------   ---------   ---------
                                   73           40       1,968
  Change in unrealized
    appreciation
    (depreciation)
    during the period on:
    Investments..........        (191)         (75)        912
    Translations of
      assets and
      liabilities in
      foreign
      currencies.........          --           --          --
                           ------------   ---------   ---------
                                 (191)         (75)        912
                           ------------   ---------   ---------
  NET REALIZED AND
    UNREALIZED GAIN
    (LOSS)...............        (118)         (35)      2,880
                           ------------   ---------   ---------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........    $    487     $    117    $  5,872
                           ------------   ---------   ---------
                           ------------   ---------   ---------

* Commencement of investment operations.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                            CAPITAL      MAXIMUM         HIGH      FIXED                     MONEY
                            GROWTH     APPRECIATION    QUALITY     INCOME   INTERNATIONAL    MARKET
                           PORTFOLIO    PORTFOLIO     STOCK FUND    FUND     ACTIVE FUND      FUND
                           ---------   ------------   ----------  --------  -------------   --------
INVESTMENT INCOME
  Interest income........  $     --      $     --     $  43,591   $204,045    $  28,297     $ 75,611
  Dividend income........     3,441         1,462       106,636         --      127,691           --
    Less foreign taxes
      withheld...........        --            --            --         --      (12,982)          --
                           ---------   ------------   ----------  --------  -------------   --------
  TOTAL INVESTMENT
    INCOME...............     3,441         1,462       150,227    204,045      143,006       75,611
EXPENSES
  Investment adviser fee
    (Note 3).............        --            --        46,919     21,981       58,636        5,321
  Administrative fee.....     1,331         1,331         8,653      8,655        8,655        8,659
  Accounting fee.........     4,294         4,294         8,482      8,929        8,108        8,519
  Audit fee..............     1,559         1,559         7,733      7,772        7,772        7,772
  Custodian fees and
    expenses.............       110           151         2,138      1,577       22,382        1,118
  Trustee's fees (Note
    3)...................     1,175         1,175         1,172      1,176        1,175        1,175
  Printing expense.......       428           428           535        535          535          535
  Legal fee..............       150           150           121         84          121           62
  Insurance expense......     2,149         2,149         2,149      2,149        2,149        2,149
  Miscellaneous
    expense..............        26            26           180        202          203          203
                           ---------   ------------   ----------  --------  -------------   --------
    Total operating
      expenses before
      reimbursement......    11,222        11,263        78,082     53,060      109,736       35,513
  Expenses reimbursed by
    the Investment
    Adviser (Note 3).....   (11,222)      (11,263)      (13,117 )  (22,624)     (34,811)     (26,866)
                           ---------   ------------   ----------  --------  -------------   --------
    NET EXPENSES.........         0             0        64,965     30,436       74,925        8,647
                           ---------   ------------   ----------  --------  -------------   --------
    NET INVESTMENT
      INCOME.............     3,441         1,462        85,262    173,609       68,081       66,964
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND
 FOREIGN CURRENCY
  Net realized gain
    (loss) from:
    Investments..........       266           334       229,655     16,311     (673,728)          --
    Distribution from
      underlying funds...     2,193         2,300            --         --           --           --
    Foreign currency
      transactions.......        --            --            --         --      (62,431)          --
                           ---------   ------------   ----------  --------  -------------   --------
                              2,459         2,634       229,655     16,311     (736,159)          --
  Change in unrealized
    appreciation
    (depreciation)
    during the period on:
    Investments..........     4,262         5,659     1,669,979    128,025      284,467           --
    Translations of
      assets and
      liabilities in
      foreign
      currencies.........        --            --            --         --        1,884           --
                           ---------   ------------   ----------  --------  -------------   --------
                              4,262         5,659     1,669,979    128,025      286,351           --
                           ---------   ------------   ----------  --------  -------------   --------
  NET REALIZED AND
    UNREALIZED GAIN
    (LOSS)...............     6,721         8,293     1,899,634    144,336     (449,808)          --
                           ---------   ------------   ----------  --------  -------------   --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS.........  $ 10,162      $  9,755     $1,984,896  $317,945    $(381,727)    $ 66,964
                           ---------   ------------   ----------  --------  -------------   --------
                           ---------   ------------   ----------  --------  -------------   --------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE PERIOD MAY 9, 1997* THROUGH DECEMBER 31, 1997

                             CAPITAL       INCOME    GROWTH &
                           PRESERVATION   ORIENTED    INCOME
                            PORTFOLIO     PORTFOLIO  PORTFOLIO
                           ------------   --------   ---------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS FOR THE
  PERIOD ENDED DECEMBER
  31, 1997
  Net investment
    income...............    $   605       $  152    $  2,992
  Net realized gain
    (loss)...............         73           40       1,968
  Change in unrealized
    appreciation
    (depreciation)
    during the period....       (191)         (75)        912
                           ------------   --------   ---------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        487          117       5,872
  DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
  Net investment
    income...............       (603)        (152)     (2,989)

  Net realized gain......        (73)         (40)     (2,026)
  FUND SHARE TRANSACTIONS
    (NOTE 5).............     26,963        8,331     179,973
                           ------------   --------   ---------
  TOTAL INCREASE IN NET
    ASSETS...............     26,774        8,256     180,830
NET ASSETS:
  Beginning of period....         --           --          --
                           ------------   --------   ---------
  End of period (a)......    $26,774       $8,256    $180,830
                           ------------   --------   ---------
                           ------------   --------   ---------

(a) Including
  undistributed
  (distribution in excess
  of) net investment
  income.................    $     2       $   --    $     19
                           ------------   --------   ---------
                           ------------   --------   ---------

* Commencement of investment operations.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                            CAPITAL      MAXIMUM         HIGH        FIXED                       MONEY
                            GROWTH     APPRECIATION     QUALITY      INCOME    INTERNATIONAL     MARKET
                           PORTFOLIO    PORTFOLIO     STOCK FUND      FUND      ACTIVE FUND       FUND
                           ---------   ------------   -----------  ----------  -------------   ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS FOR THE
 PERIOD ENDED DECEMBER
 31, 1997
  Net investment
    income...............  $   3,441     $  1,462     $   85,262   $  173,609   $   68,081     $   66,964
  Net realized gain
    (loss)...............      2,459        2,634        229,655       16,311     (736,159)            --
  Change in unrealized
    appreciation
    (depreciation)
    during the period....      4,262        5,659      1,669,979      128,025      286,351             --
                           ---------   ------------   -----------  ----------  -------------   ----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     10,162        9,755      1,984,896      317,945     (381,727)        66,964
  DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
  Net investment
    income...............     (3,441)      (1,462)       (85,247 )   (173,971)     (17,693)       (66,964)

  Net realized gain......     (2,492)      (2,649)      (142,176 )    (16,311)          --             --
  FUND SHARE TRANSACTIONS
    (NOTE 5).............    812,120      239,094     10,757,591    5,479,024   10,203,685      2,356,341
                           ---------   ------------   -----------  ----------  -------------   ----------
  TOTAL INCREASE IN NET
    ASSETS...............    816,349      244,738     12,515,064    5,606,687    9,804,265      2,356,341
NET ASSETS:
  Beginning of period....         --           --             --           --           --          5,000
                           ---------   ------------   -----------  ----------  -------------   ----------
  End of period (a)......  $ 816,349     $244,738     $12,515,064  $5,606,687   $9,804,265     $2,361,341
                           ---------   ------------   -----------  ----------  -------------   ----------
                           ---------   ------------   -----------  ----------  -------------   ----------

(a) Including
 undistributed
 (distribution in excess
 of) net investment
 income..................  $      --     $     32     $       15   $       --   $  (12,039)    $       --
                           ---------   ------------   -----------  ----------  -------------   ----------
                           ---------   ------------   -----------  ----------  -------------   ----------

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           For a share outstanding throughout the period May 9, 1997
       (commencement of investment operations) through December 31, 1997

                                                                                              CAPITAL       INCOME    GROWTH &
                                                                                            PRESERVATION   ORIENTED    INCOME
                                                                                             PORTFOLIO     PORTFOLIO  PORTFOLIO
                                                                                            ------------   ---------  --------
Net asset value, beginning of period......................................................    $ 10.00      $   10.00  $ 10.00
                                                                                            ------------   ---------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................................       0.24           0.20     0.18
Net realized and unrealized gain on investments...........................................       0.26           0.68     0.84
                                                                                            ------------   ---------  --------
Total from investment operations..........................................................       0.50           0.88     1.02
                                                                                            ------------   ---------  --------
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................................      (0.24)         (0.20)   (0.18 )
Net realized gains........................................................................      (0.03)         (0.05)   (0.12 )
                                                                                            ------------   ---------  --------
Total distributions.......................................................................      (0.27)         (0.25)   (0.30 )
                                                                                            ------------   ---------  --------
Net asset value, end of period............................................................    $ 10.23      $   10.63  $ 10.72
                                                                                            ------------   ---------  --------
                                                                                            ------------   ---------  --------
Total return (2)..........................................................................       4.92%          8.84%   10.25%
                                                                                            ------------   ---------  --------
                                                                                            ------------   ---------  --------
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period.................................................................    $26,774      $   8,256  $180,830

Ratio of operating expenses to average net assets (3).....................................         --             --       --

Ratio of operating expenses to average net assets before voluntary expense reimbursement
 (1)(3)...................................................................................     161.07%      1,978.36%   30.27%

Ratio of net investment income to average net assets (3)..................................       8.69%         26.94%    7.93%

Ratio of net investment income to average net assets before voluntary expense
 reimbursement (1)(3).....................................................................    (152.38)%    (1,951.42)%  (22.34 )%

Portfolio turnover rate (4)...............................................................         32%             0%      24%

------------------------

(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.

(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.

(3) Annualized for periods less than one year.

(4) Portfolio turnover rates are not annualized.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           For a share outstanding throughout the period May 9, 1997
       (commencement of investment operations) through December 31, 1997

                                                                                           CAPITAL      MAXIMUM         HIGH
                                                                                           GROWTH     APPRECIATION     QUALITY
                                                                                          PORTFOLIO    PORTFOLIO     STOCK FUND
                                                                                          ---------   ------------   -----------
Net asset value, beginning of period....................................................  $   10.00     $  10.00     $    10.00
                                                                                          ---------   ------------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................................................       0.13         0.07           0.08
Net realized and unrealized gain on investments.........................................       1.13         1.41           1.88
                                                                                          ---------   ------------   -----------
Total from investment operations........................................................       1.26         1.48           1.96
                                                                                          ---------   ------------   -----------
LESS DISTRIBUTIONS FROM:
Net investment income...................................................................      (0.13)       (0.07)         (0.08 )
Net realized gains......................................................................      (0.09)       (0.12)         (0.14 )
                                                                                          ---------   ------------   -----------
Total distributions.....................................................................      (0.22)       (0.19)         (0.22 )
                                                                                          ---------   ------------   -----------
Net asset value, end of period..........................................................  $   11.04     $  11.29     $    11.74
                                                                                          ---------   ------------   -----------
                                                                                          ---------   ------------   -----------
Total return (2)........................................................................      12.67%       14.82%         19.72%
                                                                                          ---------   ------------   -----------
                                                                                          ---------   ------------   -----------
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period...............................................................  $ 816,349     $244,738     $12,515,064

Ratio of operating expenses to average net assets (3)...................................         --           --           0.90%

Ratio of operating expenses to average net assets before voluntary expense reimbursement
 (1)(3).................................................................................      20.00%       24.59%          1.08%

Ratio of net investment income to average net assets (3)................................       6.13%        3.19%          1.18%

Ratio of net investment income to average net assets before voluntary expense
 reimbursement (1)(3)...................................................................     (13.87)%     (21.40)%         1.00%

Portfolio turnover rate (4).............................................................          2%           6%            14%

Average commission rate paid per equity share traded                                            N/A          N/A     $   0.0598

------------------------

(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.

(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.

(3) Annualized for periods less than one year.

(4) Portfolio turnover rates are not annualized.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           For a share outstanding throughout the period May 9, 1997
       (commencement of investment operations) through December 31, 1997

                                                                                          FIXED                       MONEY
                                                                                          INCOME    INTERNATIONAL     MARKET
                                                                                           FUND      ACTIVE FUND       FUND
                                                                                        ----------  -------------   ----------
Net asset value, beginning of period..................................................  $    10.00   $    10.00     $    10.00
                                                                                        ----------  -------------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................................        0.34         0.07           0.03
Net realized and unrealized gain on investments.......................................        0.29        (0.45)            --
                                                                                        ----------  -------------   ----------
Total from investment operations......................................................        0.63        (0.38)          0.03
                                                                                        ----------  -------------   ----------
LESS DISTRIBUTIONS FROM:
Net investment income.................................................................       (0.34)       (0.02)         (0.03)
Net realized gains....................................................................       (0.03)          --             --
                                                                                        ----------  -------------   ----------
Total distributions...................................................................       (0.37)       (0.02)         (0.03)
                                                                                        ----------  -------------   ----------
Net asset value, end of period........................................................  $    10.26   $     9.60     $     1.00
                                                                                        ----------  -------------   ----------
                                                                                        ----------  -------------   ----------
Total return (2)......................................................................        6.30%       (3.80%)         3.31%
                                                                                        ----------  -------------   ----------
                                                                                        ----------  -------------   ----------
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period.............................................................  $5,606,687   $9,804,265     $2,361,341

Ratio of operating expenses to average net assets (3).................................        0.90%        1.15%          0.65%

Ratio of operating expenses to average net assets before voluntary expense
 reimbursement (1)(3).................................................................        1.57%        1.68%          2.67%

Ratio of net investment income to average net assets (3)..............................        5.13%        1.04%          5.03%

Ratio of net investment income to average net assets before voluntary expense
 reimbursement (1)(3).................................................................        4.46%        0.51%          3.01%

Portfolio turnover rate (4)...........................................................         157%          61%           N/A

Average commission rate paid per equity share traded                                           N/A   $   0.0125            N/A

------------------------

(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.

(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.

(3) Annualized for periods less than one year.

(4) Portfolio turnover rates are not annualized.

THE NOTES TO THE FINANCIALS ARE AN INTEGRAL PART OF THIS REPORT.

                                PB SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

NOTE 1 -- ORGANIZATION

PB Series Trust (the "Trust"), formerly Providian Series Trust, was organized as a Massachusetts business trust on October 22, 1996 and is registered under the Investment Company Act of 1940 and the Securities Act of 1933 as a diversified, no-load, open-end management investment company. The Trust is a "series type" of mutual fund which issues separate classes (or series) of stock, each of which represents a separate diversified portfolio of investments. The Trust is currently composed of nine series which consist of five investment portfolios (Capital Preservation Portfolio, Income Oriented Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, and Maximum Appreciation Portfolio-collectively, the "Portfolios") and four underlying funds (High Quality Stock Fund, Fixed Income Fund, International Active Fund, and Money Market Fund - collectively the "Funds").

The Portfolios seek to achieve their investment objectives by investing within specific ranges among the Funds. Each Fund has differing investment objectives and policies. Shares of the Portfolios are offered to separate accounts of insurance companies to fund variable annuity contracts. The shares of the Funds are purchased by the Portfolios. The Portfolios are offered to qualified plans and separate accounts of insurance companies to fund variable annuity contracts.

On February 3, 1997, Providian Life and Health Separate Account V (the "Separate Account") made an initial purchase of shares of beneficial interest in the amount of 5,000 shares of the Money Market Fund. On May 9, 1997, the Separate Account purchased an additional 1,995,000 shares of the Money Market Fund, and purchased 1,000,000 shares of the High Quality Stock Fund and International Active Fund, and 500,000 shares of the Fixed Income Fund. The Separate Account is a separate account of Providian Life and Health Insurance Company, an indirect, wholly owned subsidiary of Providian Corporation which, on June 10, 1997, became a direct, wholly owned subsidiary of AEGON International N.V., a direct, wholly owned subsidiary of AEGON N.V., an international insurance organization headquartered in The Hague, The Netherlands. Effective October 15, 1997, Providian Corporation's name was changed to Commonwealth General Corporation ("CGC"). Effective December 31, 1997, ownership of CGC was transferred to AEGON USA, Inc., an indirect, wholly owned subsidiary of AEGON N.V..

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS -- Securities held by the Funds (other than the Money Market Fund) that are traded on a national securities exchange are valued on the basis of the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the last quoted bid price. Bonds and other fixed income securities with maturities greater than 60 days at the time of purchase are valued by a pricing service. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. The Money Market Fund by the approval of the Board of Trustees utilizes the amortized cost method for valuing securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

FOREIGN SECURITIES -- Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or if closing prices are unavailable, at the last bid price available prior to the time a Fund's net asset value is determined. Foreign prices are furnished by quotation services expressed in the local currency's value and translated into the U.S. dollars at the current rate of exchange.

REPURCHASE AGREEMENTS -- The Trust may enter into repurchase agreements with institutions that the Trust's investment advisor, PB Investment Advisors, Inc., (formerly Providian Investment Advisors, Inc.,) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to 102 percent of the principal amount, including interest, of the repurchase agreement. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and or retention of the collateral or proceeds may be subject to legal proceedings.

The Trust may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Funds based on their pro-rata interest.

INVESTMENT TRANSACTIONS -- Investment security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from security transactions are determined on an identified cost basis, which is also used for tax purpose.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued as earned. Premiums and discounts (including original issue discounts) on debt securities are amortized. Investment income is recorded net of foreign taxes withheld if recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS -- The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates supplied by a quotation service. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain or loss on investments in the statement of operations.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign currency exchange gains and losses arise from changes in the value of receivables and payables due to changes in exchange rates.

FORWARD CURRENCY CONTRACTS -- A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by a Fund as an unrealized gain or loss. Realized gains and losses are recognized when contracts are settled and are reflected in the statement of operations. The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract (such risk is limited to the unrealized gain, if any) or if the value of the currency changes unfavorably. The International Active Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for the purpose of increasing exposure to a foreign currency to hedge against adverse changes in the value of another currency when exchange rates between the two currencies are positively correlated.

EXPENSES -- Expenses directly attributable to a Portfolio or Fund are charged to that Portfolio or Fund. Expenses not directly attributable to a Portfolio or Fund are allocated among the affected Portfolios and Funds based on relative net assets of each Portfolio and Fund. Costs related to the organization and registration of the

Trust have been funded by CGC and its subsidiaries. The Trust will not reimburse CGC for these organizational costs.

ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS -- Each of the Portfolios and Funds (except the Money Market Fund) declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Fund declares dividends daily and distributes monthly. All distributions are reinvested in the shares of the relevant Portfolio/Fund at net asset value. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales and "post October 31 losses." Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES -- Each Portfolio and Fund is treated as a separate entity for federal tax purposes. Each Portfolio and Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Portfolio and Fund will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts during the calendar year, the Portfolios and Funds will not be subject to a federal excise tax. As of December 31, 1997, the International Active Fund has a capital loss carryforward, for Federal income tax purposes, of $232,745 expiring in December 31, 2005.

On the Statement of Assets and Liabilities, as a result of permanent book-tax differences, reclassifications have been made between the paid in capital, undistributed (distribution in excess of) net investment income, and accumulated net realized gain (loss) on investments and foreign currency transactions accounts. These reclassifications have no impact on the net asset value of the Portfolios and Funds.

NOTE 3 -- AGREEMENTS AND FEES

PB Investment Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of CGC, which is a wholly owned indirect subsidiary of AEGON N.V., has been retained under an Investment Advisory Agreement (the "Agreement") with the Trust, to supervise the management and investment program of the Trust. The Advisor manages the affairs of the Trust subject to the supervision of the Board of Trustees. The Advisor does not receive an investment management fee for the advisory and asset allocation services it provides to the Portfolios.

As full compensation for its services under the Agreement, each Fund will pay the Advisor a monthly fee at the following annual rates based on the average daily net assets of each Fund:

High Quality Stock Fund                      0.65%
Fixed Income Fund                            0.65%
International Active Fund                    0.90%
Money Market Fund                            0.40%

Under the Agreement, the Advisor has agreed to waive and absorb all operating expenses of each Portfolio and to limit the operating expenses of each Fund so that the ratio of expenses (excluding Advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Advisor until the earlier of the end of three years after commencement of operations or the termination by the Trustees but not the Advisor of the Agreement. For the period ended December 31, 1997, the Advisor agreed to reimburse the Trust $153,693 for expenses in excess of the voluntary expense limitations. As of December 31, 1997, $41,458 was owed to the Trust by the Advisor.

The Advisor has entered into a Sub-Advisory Agreement with Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), wherein Atlanta Capital will serve as sub-advisor to the Portfolios. Subject to the supervision and direction of the Board of Trustees, Atlanta Capital will determine how each Portfolio's assets will be invested in the Funds. Atlanta Capital also serves as sub-advisor of the High Quality Stock Fund and the Fixed Income Fund. As compensation for its services, with respect to the High Quality Stock Fund and the Fixed Income Fund, the Advisor pays Atlanta Capital a fee equal to 0.50% annually on assets up to $25 million, 0.40% annually on assets above $25 million and up to $50 million, and 0.30% annually on assets above $50 million.

The Advisor has entered into a Sub-Advisory Agreement with Blairlogie Capital Management ("Blairlogie"), wherein Blairlogie will serve as sub-advisor to the International Active Fund. As compensation for its services, the Advisor pays Blairlogie a fee equal to 0.65% annually on assets up to $50 million, and 0.50% annually on assets above $50 million.

The Advisor has entered into a Sub-Advisory Agreement with Federated Investment Counseling ("Federated"), wherein Federated will serve as sub-advisor to the Money Market Fund. As compensation for its services, the Advisor pays Federated a fee equal to 0.25% annually on assets up to $75 million, and 0.20% annually on assets above $75 million.

Each Trustee of the Trust who is not an interested person of the Trust, Advisor or Sub-Advisors receives $1,500 for each Trustees' meeting in which he participates.

NOTE 4 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the period ended December 31, 1997 were as follows:

                                   Non-U.S.       U.S.       Non-U.S.       U.S.
                                  Government   Government   Government   Government
                                   Purchases    Purchases      Sales        Sales
                                  --------------------------------------------------
Capital Preservation
 Portfolio......................  $    15,327   $      --    $   1,763    $      --
Income Oriented Portfolio.......        7,110          --            4           --
Growth & Income Portfolio.......      174,364          --       13,030           --
Capital Growth Portfolio........      722,250          --        3,127           --
Maximum Appreciation
 Portfolio......................      243,135          --        4,389           --
High Quality Stock Fund.........   11,346,269          --    1,303,199           --
Fixed Income Fund...............       99,500   9,395,764           --    5,511,641
International Active Fund.......   14,444,121          --    5,047,494           --
Money Market Fund...............           --          --           --           --

Gross unrealized appreciation and depreciation at December 31, 1997, based on the identified cost for income tax purposes, is as follows:

                                                                          Net
                                              Gross        Gross       Unrealized
                              Identified   Unrealized    Unrealized   Appreciation
                                 Cost      Appreciation (Depreciation) (Depreciation)
                              ----------------------------------------------------
Capital Preservation
 Portfolio..................  $    26,964   $      --    $     (191)   $     (191)
Income Oriented Portfolio...        8,331          45          (120)          (75)
Growth & Income Portfolio...      179,988       2,447        (1,608)          839
Capital Growth Portfolio....      812,120       6,333        (2,104)        4,229
Maximum Appreciation
 Portfolio..................      239,126       6,373          (761)        5,612
High Quality Stock Fund.....   10,722,726   1,907,032      (237,053)    1,669,979
Fixed Income Fund...........    5,382,260     128,025            --       128,025
International Active Fund...    9,386,898     779,773      (495,306)      284,467
Money Market Fund...........    2,328,304          --            --            --

NOTE 5 -- SHAREHOLDER TRANSACTIONS

Transactions in shares and dollars were as follows for the period May 9, 1997* through December 31, 1997:

                                          CAPITAL PRESERVATION     INCOME ORIENTED
                                               PORTFOLIO              PORTFOLIO
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................      2,897  $  29,813        759  $    8,139
Shares issued to shareholders in
 reinvestment of dividends..............         66        676         18         192
Shares redeemed.........................       (345)    (3,526)        --          --
                                          ---------  ---------  ---------  ----------
Net increase............................      2,618  $  26,963        777  $    8,331
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------


                                            GROWTH & INCOME        CAPITAL GROWTH
                                               PORTFOLIO              PORTFOLIO
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................     17,738  $ 189,436     73,664  $  809,314
Shares issued to shareholders in
 reinvestment of dividends..............        468      5,015        538       5,933
Shares redeemed.........................     (1,337)   (14,478)      (282)     (3,127)
                                          ---------  ---------  ---------  ----------
Net increase............................     16,869  $ 179,973     73,920  $  812,120
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------

                                          MAXIMUM APPRECIATION   HIGH QUALITY STOCK
                                               PORTFOLIO                FUND
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................     21,714  $ 239,372  1,065,710  $10,755,139
Shares issued to shareholders in
 reinvestment of dividends..............        365      4,111     19,722     227,423
Shares redeemed.........................       (400)    (4,389)   (19,810)   (224,971)
                                          ---------  ---------  ---------  ----------
Net increase............................     21,679  $ 239,094  1,065,622  $10,757,591
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------

                                                                INTERNATIONAL ACTIVE
                                           FIXED INCOME FUND            FUND
                                           SHARES     DOLLARS    SHARES     DOLLARS
                                          ---------  ---------  ---------  ----------
Shares sold.............................    528,711  $5,297,080 1,019,442  $10,188,787
Shares issued to shareholders in
 reinvestment of dividends..............     18,554    190,282      1,860      17,693
Shares redeemed.........................       (798)    (8,338)      (292)     (2,795)
                                          ---------  ---------  ---------  ----------
Net increase............................    546,467  $5,479,024 1,021,010  $10,203,685
                                          ---------  ---------  ---------  ----------
                                          ---------  ---------  ---------  ----------

                                           MONEY MARKET FUND
                                           SHARES     DOLLARS
                                          ---------  ---------
Shares sold.............................  2,378,461  $2,378,461
Shares issued to shareholders in
 reinvestment of dividends..............     66,964     66,964
Shares redeemed.........................    (89,084)   (89,084)
                                          ---------  ---------
Net increase............................  2,356,341  $2,356,341
                                          ---------  ---------
                                          ---------  ---------

* Commencement of investment operations.

NOTE 6 -- FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 1997, the outstanding forward exchange currency contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

INTERNATIONAL ACTIVE FUND

                                       U.S. DOLLAR
                                         COST ON    U.S. DOLLAR
 CURRENCY     CURRENCY    SETTLEMENT   ORIGINATION    CURRENT     UNREALIZED
 PURCHASED      SOLD         DATE         DATE         VALUE     APPRECIATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
       GBP          USD    1/16/1998    $ 654,560    $ 657,640     $   3,080

GBP - Great Britain Pound
USD - United States Dollar

                                PB SERIES TRUST

                            ------------------------

                        TRUSTEES AND EXECUTIVE OFFICERS

      Thomas J. Hartlage, TRUSTEE, CHIEF EXECUTIVE OFFICER AND PRESIDENT *
                            David L. Eager, TRUSTEE
                        Jesse A. Holshouser III, TRUSTEE
                         William T. Mills III, TRUSTEE
                            Kirk W. Buese, TRUSTEE *
                   Michael G. Ayers, CHIEF FINANCIAL OFFICER
                        Kimberly A. Scouller, SECRETARY
                          Stephen L. Zeitz, TREASURER
                        Michael G. Herp, VICE PRESIDENT
                              * INTERESTED TRUSTEE

                            ------------------------

                    Ernst & Young LLP, INDEPENDENT AUDITORS
               Jorden Burt Berenson & Johnson LLP, LEGAL COUNSEL
                PB Investment Advisors, Inc., INVESTMENT ADVISOR

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable annuity contracts.